                                                               Exhibit 99.01

Annual Meeting

April 27, 2005

Welcome To

$200,000
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$149,788
$169,679
$181,876
Dec 31, 2002
Dec 31, 2003
Dec 31, 2004

13%
Increase
Over
2002

7%
Increase
Over
2003

Total Assets

26%
Increase
Over
2001

$250,000
$200,000
$150,000
$100,000
$50,000
$0
$149,568
$170,424
$193,196
Mar 31, 2003
Mar 31, 2004
Mar 31, 2005

Total Assets

14%
Increase
Over
2003

13%
Increase
Over
2004

28%
Increase
Over
2002

Statement of Operations

Year

Net Income/Loss

Change From Prior Year

2001

$  (560)

2002

$   179

+ 132%

2003

$1,173

+ 555%

2004

$1,359

+   16%

Income Trend

2001

2002

2003

2004

2005

1

st

Qtr.

$ (232)

$ 17

$ 110

$ 222

$ 262*

2

nd

Qtr.

(181)

130

272

313

3

rd

Qtr.

(81)

4

454

410

4

th

Qtr.

(66)

28

338

414

* 1st quarter paying income taxes, pre-tax comparable income was $312, or 41% over 1st quarter 2004

$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$75,005
$98,261
$108,503
$131,439
Mar 31, 2002
Mar 31, 2003
Mar 31, 2004
3/31/2005

Loan Growth - Total Balances

31%
Increase
Over
2002

10%
Increase
Over
2003

21%
Increase
Over
2004

33%
Increase
Over
2001

Loan Mix Composition
Total Balances

March 31, 2005

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
55%
45%
25%
75%
8%
92%
97%
Mar 31, 2002
Mar 31, 2003
Mar 31, 2004
31-Mar-05
Home Equity Loans
Auto Loans

Consumer Loan Portfolio -
Loan Composition

Net Interest Spread/Margin

12/31/2003

YTD Average

Net Spread

3.02%

Net Margin

3.40%

12/31/2004

YTD Average

Net Spread

3.41%

Net Margin

3.78%

3/31/2005

YTD Average

Net Spread

3.77%

Net Margin

4.21%

$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$101,170
$126,500
$146,826
$168,265
Mar 2002
Mar 2003
Mar 2004
Mar 2005

$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$65,378
$85,241
$117,450
$143,862
Mar 2002
Mar 2003
Mar 2004
Mar 2005

Deposit Growth

Total Deposits

Core Deposits

16%
Increase

15%
Increase

38%
Increase

22%
Increase

15%
Increase

22%
Increase

25%
Increase

35%
Increase

30%
Increase

74%
Increase

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
56%
9%
35%
60%
7%
33%
72%
8%
20%
76%
9%
15%
Mar 31, 2002
Mar 31, 2003
Mar 31, 2004
31-Mar-05
Time Deposit
Savings & MMA
Transaction Accounts

Deposit Mix - Total Balances

5,000
4,000
3,000
2,000
1,000
0
1,763
2,490
3,460
4,278
857
1,273
1,674
1,898
1,218
1,423
1,028
961
Transaction Accounts
Savings and MMA
Time Deposit
Mar 31, 2002
Mar 31, 2003
Mar 31, 2004
Mar 31, 2005

Number of Accounts

$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$35,507
$53,686
$65,493
$75,723
Mar 2002
Mar 2003
Mar 2004
Mar 2005

1,400
1,200
1,000
800
600
400
200
0
585
863
1,024
1,174
Mar 2002
Mar 2003
Mar 2004
Mar 2005

Paramount Checking

Total Balances

Number of Accounts

51%
Increase

22%
Increase

48%
Increase

19%
Increase

16%
Increase

15%
Increase

224%
Increase

293%
Increase

$65,000
$64,000
$63,000
$62,000
$61,000
$60,000
$59,000
$58,000
$57,000
$56,000
$55,000
$58,666
$60,934
$61,960
$64,500
Mar 2002
Mar 2003
Mar 2004
Mar 2005

Paramount Checking -
continued

Average Balance Per Account

25,000
20,000
15,000
10,000
5,000
0
11,734
13,922
17,750
19,140
Mar 2002
Mar 2003
Mar 2004
Mar 2005

14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
3,736
5,803
9,151
12,272
Mar 2002
Mar 2003
Mar 2004
Mar 2005

Transaction Activity

Teller Transactions

Per Month

ACH Transactions

Per Month

19%
Increase

27%
Increase

55%
Increase

58%
Increase

8%
Increase

34%
Increase

41%
Increase

88%
Increase

Asset Quality and Reserves

From the outset, we have implemented a strong
credit culture through the application of sound
banking principles.

As of December 31, 2004 Somerset Hills
Bancorp had no non-performing loans.

Loan loss reserves as of the same date totaled
$1.6 million.

Loan Loss Reserve 1.23% of total loans.

Capital Ratios

Actual

Well Capitalized

December 31, 2004

Amount

Ratio

Amount

Ratio

Total Capital (to risk-weighted assets)

$23,557

13.77%

$17,106

>

10.00%

Tier I Capital (to risk-weighted assets)

21,923

12.82

10,263

>

  6.00

Tier I Capital (to average assets)

21,923

11.83

9,268

>

  5.00

December 31, 2003

Total Capital (to risk-weighted assets)

$21,893

15.83%

$13,833

>

10.00%

Tier I Capital (to risk-weighted assets)

20,476

14.80

8,300

>

  6.00

Tier I Capital (to average assets)

20,476

11.82

8,600

>

  5.00

December 31, 2002

Total Capital (to risk-weighted assets)

$20,559

16.89%

$12,174

>

10.00%

Tier I Capital (to risk-weighted assets)

19,303

15.86

7,304

>

  6.00

Tier I Capital (to average assets)

19,303

14.15

6,821

>

  5.00

Sullivan Financial Services, Inc.

a subsidiary of Somerset Hills Bank

Headquarters

             100 Executive Drive, Suite 140

             West Orange, NJ 07052

             Phone:          973-325-5000

             Fax:                             973-325-6791

Sullivan Financial Services, Inc.
Products and Services

Conventional Mortgage Loans

Fixed and Adjustable Rate Loans

FHA/VA Loans

Jumbo Mortgages

1st Time Buyer Programs

No Doc Loans

No Cost Refinances

Sullivan Financial Services, Inc.
Loan Volume

2001

2002

2003

2004

Originations

$304,179

$404,513

$530,913

$330,491

Originations

1530

1701

2159

1297

Closings

$220,261

$320,978

$505,384

$270,803

Closings

1153

1384

2098

1091

Sullivan Financial Services, Inc.
Loan Volume - Continued

1

st

Quarter

2002

1

st

Quarter

2003

1

st

Quarter

2004

1

st

Quarter

2005

Originations

$81,482

$140,159

$93,843

$87,750

Originations

371

572

396

309

Closings

$59,185

$95,953

$52,379

$55,623

Closings

270

393

214

204

Average Loan Amount

2001

$194,000

2002

$232,000

2003

$240,888

2004

$248,216

1

st

Quarter 2005

$272,661

Sullivan Financial Services, Inc.
Loan Volume - Continued

Somerset Hills Wealth
Management, LLC

a subsidiary of Somerset Hills Bank

Somerset Hills Wealth
Management, LLC

For the Individual:

Financial Planning

Investment Management

Estate Review

Life, Health & Long Term Care
Insurance

Property and Casualty Insurance

Somerset Hills Wealth
Management, LLC

For the Business Owner:

Business Succession Planning

Buy-Sell & Key Person
Agreements

Retirement Plans & Group
Insurance

Property and Casualty Insurance

Somerset Hills
Title Company, LLC

PROVIDING TITLE SERVICE IN CONNECTION WITH THE
CLOSING OF REAL ESTATE TRANSACTIONS

2004

1

st

Qtr 2005

Total Transactions

30

8

Amount of Closed Transactions

(approximate)

$30 Million

$13 Million

Net Income to Bank

$21,500

$8,350

Marketing Initiatives

Newspaper Advertising

Billboards

New Brochures

Branch Signage

Direct Mail

Look to the Future
Building the Franchise

New Branch Opportunities

Acquisition Opportunities

Staffing Opportunities

Summit Branch
Opened 9/29/04

Maptuit
Dover
Victory Gardens
Rt-10
Millbrook Ave
Casterline Rd
W Hanover Ave
Morris Plains
Sussex Tpke
Sussex Ave
Woodland Rd
Mendham Rd
Mendham
Rt-24
Roxiticus Rd
Tempe Wick Rd
Columbia Tpke
Florham Park
E Mt Pleasant Ave
E Northfield Rd
South Orange Ave
Ridgedale Ave
Vail Rd
Blue Mill Rd
Shunpike Rd
Chatham
Madison Ave
South St
James St
Bernard
Peapack And Gladstone
Far Hills
Far Hills Ave
Anderson Hill Rd
Mt Airy Rd
Lees Hill Rd
Long Hill Rd
Fairmount Ave
New Providence
Meyersville Rd
Springfield Ave
Valley Rd
Mountain Ave
Mountainside
Westfield
Garwood
Watchung
Fanwood
North Plainfield
Plainfield
Mountain Blvd
Washington Valley Rd
Liberty Corner Rd
Dunellen
New Market Ave
South Plainfield
Middlesex
Inman Ave
New Dover Rd
Kenilworth
Terrill Rd
Rahway Rd
Lake Ave
Westfield Ave
Roseland
(C)2005 MAPTUIT, NAVTEQ.

Coming Soon
Madison and Stirling Branches

Existing Locations

Proposed Locations

5% Stock Dividend !!!

$0.02 Cash Dividend !!!

Stock Price

*Prices Adjusted to reflect 5% Stock Dividend of June 30, 2003 and June 30, 2004

Stock - SOMH

Warrants SOMHW

12/31/2002

$7.22

$1.21

  3/31/2003

6.85

1.16

        Declared 5% Stock Dividend

  6/30/2003

8.41

1.90

  9/30/2003

8.81

2.20

12/31/2003

11.37

3.20

  3/31/2004

12.36

4.05

        Declared 5% Stock Dividend

6/30/2004

12.15

4.44

9/30/2004

11.99

4.50

12/31/2004

12.87

5.00

3/31/2005

11.50

3.92

4/20/2005

11.50

3.46

        Declared 5% Stock Dividend and $0.02 Cash Dividend